Exhibit 24

                                POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP


KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint Troy
D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.

Date:    3-30-99                              /s/  Thomas W. Toomey
     --------------                           -------------------------
                                              SIGNATURE

State of Colorado

City of Denver
              ---------

         Before me, ________ , on this day personally appeared Thomas W. Toomey known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _______ this ______ day of_______ 1998.

 /s/
-------------
Notary Public

My Commission Expires:   -

                                POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP


KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint Troy
D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.

Date:    3-30-99                             /s/  Susan R. Baron
     --------------                         --------------------
                                            SIGNATURE

State of District of Columbia

County of
         ---------------

Before me, ______ , on this day personally appeared Susan R. Baron known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at_______ this_______ day of _______ 1998.

 /s/
--------------------
Notary Public

My Commission Expires:
                      ---------------

                                POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP


KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint Troy
D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.

Date:    3-30-99                           /s/  Joel F. Bonder
     -----------------                    -----------------------------
                                          SIGNATURE

State of District of Columbia

County of
         -----------------

Before me, ______ , on this day personally appeared Joel F. Bonder known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at ______ this ______ day of _______ 1998.

 /s/
------------------------
Notary Public

My Commission Expires:
                      ------------------

                                POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP


KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint Troy
D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.

Date:    3-30-99                            /s/  Roberta Ujakovich
     -------------------                   ---------------------------
                                           SIGNATURE

State of District of Columbia

County of
         --------------------

Before me, _______ , on this day personally appeared Roberta Ujakovich known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _______ this ______ day of ______ 1998.

 /s/
--------------------
Notary Public

My Commission Expires:
                      --------------